EXHIBIT 10.2

SECOND CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPORTS PROPERTIES ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Sports Properties Acquisition Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 3, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on January 17, 2008 and its Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on                     , 20     (the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article FIFTH thereof in its entirety and inserting the following in lieu thereof:

“Article FIFTH: Reserved.”

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IN WITNESS WHEREOF, Sports Properties Acquisition Corp. has caused this Second Certificate of Amendment to be signed by Tony Tavares, its Chief Executive Officer, on the              day of                     , 20    .

Tony Tavares, Chief Executive Officer

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